Exhibit q(6)

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO and
BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Leo Soong, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the “Trusts”), whose name and signature appears below, constitutes and appoints H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

October 1, 2007

/s/ Leo Soong
Name: Leo Soong

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO and
BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that A. John Gambs, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the “Trusts”), whose name and signature appears below, constitutes and appoints H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce , as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

October 1, 2007

/s/ A. John Gambs
Name: A. John Gambs

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO and
BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Mary G.F. Bitterman, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the “Trusts”), whose name and signature appears below, constitutes and appoints H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which she is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

October 1, 2007

/s/ Mary G.F. Bitterman
Name: Mary G.F. Bitterman

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO and
BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Wendy Paskin-Jordan, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the “Trusts”), whose name and signature appears below, constitutes and appoints H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which she is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

October 1, 2007

/s/ Wendy Paskin-Jordan
Name: Wendy Paskin-Jordan

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO and
BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Lee T. Kranefuss, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the “Trusts”), whose name and signature appears below, constitutes and appoints H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

October 1, 2007

/s/ Lee T. Kranefuss
Name: Lee T. Kranefuss

POWER OF ATTORNEY
WITH RESPECT TO
MASTER INVESTMENT PORTFOLIO and
BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that H. Michael Williams, President and Chief Executive Officer of Master Investment Portfolio and Barclays Global Investors Funds (together, the “Trusts”), whose name and signature appears below, constitutes and appoints Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing President and Chief Executive Officer of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

October 1, 2007

/s/ H. Michael Williams
Name: H. Michael Williams